As filed with the Securities and Exchange Commission on January 6, 2017
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2016
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman High Yield Strategies Fund Inc.

Annual Report

October 31, 2016

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY.	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	24

FINANCIAL HIGHLIGHTS/PER SHARE DATA	36

Report of Independent Registered Public Accounting Firm	38
Distribution Reinvestment Plan	39
Directory	42
Directors and Officers	43
Proxy Voting Policies and Procedures	52
Quarterly Portfolio Schedule	52
Notice to Stockholders	52
Report of Votes of Stockholders	53
Board Consideration of the Management Agreement	54

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Investment Advisers LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2016 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the annual report for Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) for the twelve months ended October 31, 2016. The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

Neuberger Berman High Yield Strategies Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc. generated a 13.08% total return on a net asset value (NAV) basis for the 12 months ended October 31, 2016 and outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 10.18% return for the period. (Fund performance on a market basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to performance.

After initially declining, the high yield market then posted positive returns over the last nine months of the reporting period. The turnaround was driven by a number of factors, led by a rebound in commodity prices that began in February 2016 and carried through to the end of the period. Over that time, investors’ demand was generally robust as they looked to generate incremental yield in a low interest rate environment. At the same time, new issuance declined and, outside of the energy and metals/mining sectors, defaults were well below their historical average. Within the benchmark, securities rated CCC or lower (a relatively low rating) and securities rated BB (a higher rating) returned 18.49% and 8.90%, respectively.1

From a sector perspective, an overweight to gas distribution and gaming, as well as security selection within support–services, contributed the most to results. In contrast, security selection within media–broadcast and diversified financial services, as well as an underweight to metals/mining, detracted the most from performance.

In terms of the Fund’s quality biases, security selection within securities rated B was generally positive for performance. This was partially offset by the negative impact from the Fund’s security selection within securities rated BB and CCC.

We made several adjustments to the portfolio during the reporting period. The Fund’s allocation to securities rated BBB increased due to ratings’ upgrades. We reduced our allocation to securities rated CCC, moving to roughly a 1.5% underweight versus the benchmark. From a sector perspective, the Fund slightly increased its allocation to higher quality metals, including mining (excluding steel), utilities and gas distribution securities.

The Fund’s use of swap contracts contributed to performance during the reporting period.

In our view, the high yield market has continued to compensate investors for default risk. As anticipated, the lengthy, albeit relatively tepid economic expansion, continued during the third quarter. While GDP accelerated in the third quarter, growth is expected to remain fairly modest for the year as a whole. Turning to the U.S. Federal Reserve (Fed), we believe the market continues to price in a rate hike prior to the end of the year. Regardless, we believe the Fed will take a very measured approach in terms of monetary policy normalization. We believe high yield defaults in 2016-2017 will be well below historical averages as credit fundamentals remain reasonable. Finally, the volatility we have experienced in recent months could continue as the year progresses. This may be triggered by uncertainties regarding global economic growth, future monetary policy, geopolitical issues and the fallout from the U.S. November elections.

Sincerely,

Thomas P. O’Reilly, Russ Covode, Daniel Doyle And Patrick Flynn
Portfolio Co-Managers

1 The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody’s, S&P and Fitch, as calculated by BofA Merrill Lynch.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	3.1%
One to less than Five Years	27.0
Five to less than Ten Years	59.0
Ten Years or Greater	10.9
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Average Annual Total Return
	Inception	Ended 10/31/2016
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	13.08%	8.88%	9.31%	9.92%
At Market Price[3]	07/28/2003	18.69%	5.37%	7.88%	8.54%
Index
BofA Merrill Lynch
U.S. High Yield
Master II
Constrained Index[4]		10.18%	7.07%	7.56%	7.98%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived certain expenses during certain of the periods shown. Please see the Notes to Financial Highlights for additional information regarding fee waivers.

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2	Returns based on the NAV of the Fund.

3	Returns based on the market price of shares of the Fund’s common stock on the NYSE MKT.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

Schedule of Investments High Yield Strategies Fund Inc. 10/31/16

PRINCIPAL AMOUNT		VALUE

Loan Assignments(a) (8.6%)

Aerospace & Defense (0.4%)
$960,000	Transdigm Inc., First Lien Term Loan F, due 6/9/23	$955,805	(b)(c)

Air Transport (0.1%)
360,438	American Airlines Inc., First Lien Term Loan B1, 3.25%, due 6/27/20	360,643

All Telecom (1.0%)
805,000	Rackspace Hosting Inc., First Lien Term Loan B, 5.00%, due 10/26/23	809,154
	Syniverse Technologies
595,000	First Lien Term Loan, 4.00%, due 4/23/19	547,400
678,405	First Lien Term Loan, 4.00%, due 4/23/19	623,712
467,516	Zayo Group, First Lien Term Loan B1, 3.75%, due 5/6/21	469,694
		2,449,960

Business Equipment & Services (0.9%)
1,635,000	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	1,542,017
901,924	Presidio, First Lien Term Loan, 5.25%, due 2/2/22	901,644
		2,443,661

Cable & Satellite Television (0.4%)
1,109,425	Charter Communications Operating LLC, First Lien Term Loan I, 3.50%, due 1/24/23	1,115,738

Containers & Glass Products (0.6%)
1,520,000	Reynolds Group, First Lien Term Loan, 4.25%, due 1/14/23	1,523,390

Electronics - Electrical (0.5%)
1,297,485	Avago Technologies, First Lien Term Loan B3, 3.84%, due 2/1/23	1,310,278

Financial Intermediaries (0.7%)
1,300,000	First Data Corporation, First Lien Term Loan B, 4.27%, due 7/8/22	1,308,944
427,850	MGM Growth Properties, First Lien Term Loan B, 3.50%, due 4/25/23	428,654
		1,737,598

Health Care (0.5%)
813,256	Multiplan, Inc., First Lien Term Loan B, 5.00%, due 6/7/23	821,641
413,561	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.25%, due 8/18/22	412,895
		1,234,536

Leisure Goods - Activities - Movies (0.2%)
515,307	Match Group Inc., First Lien Term Loan B, 5.50%, due 11/16/22	518,208

See Notes to Financial Statements	6

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Lodging & Casinos (1.8%)
$200,000	Boyd Gaming Corporation, First Lien Term Loan B2, 3.54%, due 9/15/23	$201,388
1,040,000	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	1,102,400	(d)
625,000	Extended Stay, First Lien Term Loan B, 3.75%, due 8/16/23	628,206
1,759,000	Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, due 12/27/20	1,771,102
281,734	Hilton Worldwide, First Lien Term Loan B2, 3.03%, due 10/25/23	283,047
634,755	MTR Gaming Group, First Lien Term Loan B, 4.25%, due 7/25/22	637,135
		4,623,278

Radio & Television (0.1%)
306,892	Sinclair Broadcasting, First Lien Term Loan B1, 3.50%, due 7/30/21	308,427

Retailers (except food & drug) (0.4%)
382,594	JC Penney Co., First Lien Term Loan B, 5.25%, due 6/23/23	384,794
538,633	PetSmart, Inc., First Lien Term Loan B, 4.00%, due 3/11/22	539,688
		924,482

Steel (0.4%)
1,033,927	FMG Resources, First Lien Term Loan, 3.75%, due 6/30/19	1,032,955

Utilities (0.6%)
	Calpine Corp.
207,895	First Lien Term Loan B5, 3.59%, due 5/27/22	208,130
580,613	First Lien Term Loan B6, 4.00%, due 1/15/23	583,103
680,862	Dynegy Holdings Inc., First Lien Term Loan B2, 4.00%, due 4/23/20	680,971
		1,472,204
Total Loan Assignments (Cost $21,668,526)		22,011,163

Corporate Bonds (135.9%)

Advertising (1.9%)
1,485,000	Clear Channel Worldwide Holdings, Inc., Ser. B, 7.63%, due 3/15/20	1,436,737
290,000	Lamar Media Corp., 5.75%, due 2/1/26	310,489
3,010,000	Nielsen Finance LLC, 5.00%, due 4/15/22	3,065,474	(e)
		4,812,700

Aerospace & Defense (0.1%)
	TransDigm, Inc.
180,000	7.50%, due 7/15/21	190,350
180,000	6.00%, due 7/15/22	187,875
		378,225

See Notes to Financial Statements	7

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT			VALUE

Auto Parts & Equipment (0.5%)
$		IHO Verwaltungs GmbH
	310,000	4.13% Cash/4.88% PIK, due 9/15/21	$317,363	(e)(f)
	315,000	4.50% Cash/5.25% PIK, due 9/15/23	318,937	(e)(f)
	540,000	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	568,350	(e)
			1,204,650

Banking (5.9%)
		Ally Financial, Inc.
	315,000	2.75%, due 1/30/17	315,000
	2,310,000	5.50%, due 2/15/17	2,330,212
	1,125,000	3.60%, due 5/21/18	1,133,438
	2,915,000	8.00%, due 3/15/20	3,301,237	(g)
		CIT Group, Inc.
	4,590,000	5.00%, due 5/15/17	4,647,375
	420,000	5.25%, due 3/15/18	434,977
	1,830,000	6.63%, due 4/1/18	1,921,500	(e)
	365,000	5.50%, due 2/15/19	384,619	(e)
	525,000	5.00%, due 8/15/22	561,897
			15,030,255

Beverage (0.8%)
		Constellation Brands, Inc.
	1,455,000	4.25%, due 5/1/23	1,527,750
	560,000	4.75%, due 11/15/24	613,200
			2,140,950

Building & Construction (2.2%)
		CalAtlantic Group, Inc.
	490,000	8.38%, due 1/15/21	581,875
	570,000	5.38%, due 10/1/22	599,212
	445,000	5.25%, due 6/1/26	442,775
		Lennar Corp.
	1,140,000	4.75%, due 12/15/17	1,162,800
	1,415,000	4.75%, due 11/15/22	1,458,865
	300,000	Meritage Homes Corp., 6.00%, due 6/1/25	315,000
	210,000	PulteGroup, Inc., 4.25%, due 3/1/21	220,500
	305,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, due 3/1/24	316,438	(e)
		Toll Brothers Finance Corp.
	260,000	4.00%, due 12/31/18	268,450
	290,000	4.38%, due 4/15/23	294,350
			5,660,265

See Notes to Financial Statements	8

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Building Materials (2.0%)
$250,000	Allegion PLC, 5.88%, due 9/15/23	$269,375
	HD Supply, Inc.
1,325,000	5.25%, due 12/15/21	1,407,812	(e)
435,000	5.75%, due 4/15/24	456,750	(e)
	USG Corp.
400,000	6.30%, due 11/15/16	399,560
1,990,000	9.50%, due 1/15/18	2,144,225	(h)
320,000	5.50%, due 3/1/25	340,800	(e)
		5,018,522

Cable & Satellite Television (12.2%)
	Altice Luxembourg SA
1,585,000	7.75%, due 5/15/22	1,670,194	(e)
850,000	7.63%, due 2/15/25	884,000	(e)
1,080,000	Altice US Finance I Corp., 5.50%, due 5/15/26	1,101,600	(e)
	CCO Holdings LLC/CCO Holdings Capital Corp.
500,000	6.63%, due 1/31/22	521,250
705,000	5.25%, due 9/30/22	734,081
215,000	5.13%, due 5/1/23	222,525	(e)
590,000	5.38%, due 5/1/25	606,225	(e)
310,000	5.75%, due 2/15/26	322,981	(e)
2,845,000	5.88%, due 5/1/27	2,980,138	(e)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
1,202,000	6.38%, due 9/15/20	1,238,060	(e)
1,389,000	5.13%, due 12/15/21	1,368,165	(e)
200,000	7.75%, due 7/15/25	214,000	(e)
615,000	CSC Holdings, Inc., 7.63%, due 7/15/18	659,588
	CSC Holdings LLC
2,145,000	10.88%, due 10/15/25	2,466,750	(e)
1,310,000	5.50%, due 4/15/27	1,328,831	(e)
	DISH DBS Corp.
1,145,000	6.75%, due 6/1/21	1,230,165
2,135,000	5.88%, due 11/15/24	2,149,678
440,000	7.75%, due 7/1/26	483,177
	Numericable-SFR SA
2,410,000	6.00%, due 5/15/22	2,464,225	(e)
510,000	6.25%, due 5/15/24	509,679	(e)
2,180,000	7.38%, due 5/1/26	2,201,800	(e)
355,000	UPCB Finance IV Ltd., 5.38%, due 1/15/25	360,325	(e)
	Virgin Media Secured Finance PLC
526,500	5.38%, due 4/15/21	543,611	(e)
1,250,000	5.50%, due 8/15/26	1,264,063	(e)
1,560,000	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, due 7/15/19	1,638,000
2,145,000	Ziggo Secured Finance B.V., 5.50%, due 1/15/27	2,106,793	(e)
		31,269,904

See Notes to Financial Statements	9

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT			VALUE

Chemicals (0.6%)
$		Momentive Performance Materials, Inc.
	420,000	8.88%, due 10/15/20	$42	(d)(i)
	420,000	3.88%, due 10/24/21	373,800
	1,100,000	NOVA Chemicals Corp., 5.00%, due 5/1/25	1,104,125	(e)
			1,477,967

Consumer - Commercial Lease Financing (4.0%)
		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
	2,275,000	2.75%, due 5/15/17	2,277,844
	760,000	4.50%, due 5/15/21	790,020
		Aircastle Ltd.
	150,000	4.63%, due 12/15/18	156,375
	705,000	6.25%, due 12/1/19	767,569
	740,000	5.13%, due 3/15/21	785,325
	340,000	5.50%, due 2/15/22	364,650
	430,000	5.00%, due 4/1/23	445,050
		Int’l Lease Finance Corp.
	155,000	8.88%, due 9/1/17	163,331
	1,020,000	8.63%, due 1/15/22	1,250,775
		Navient Corp.
	345,000	5.50%, due 1/15/19	352,003
	2,905,000	4.88%, due 6/17/19	2,930,419	(g)
			10,283,361

Department Stores (0.1%)
	205,000	Neiman Marcus Group Ltd. LLC, 8.00%, due 10/15/21	169,125	(e)

Discount Stores (0.5%)
	1,135,000	Dollar Tree, Inc., 5.75%, due 3/1/23	1,204,519

Electric - Generation (3.6%)
		Calpine Corp.
	1,095,000	6.00%, due 1/15/22	1,144,614	(e)
	1,390,000	5.38%, due 1/15/23	1,376,100
	275,000	5.25%, due 6/1/26	279,125	(e)
		Dynegy, Inc.
	475,000	6.75%, due 11/1/19	480,743
	390,000	5.88%, due 6/1/23	349,210
	680,000	7.63%, due 11/1/24	650,250
		NRG Energy, Inc.
	130,000	7.88%, due 5/15/21	135,525
	1,435,000	6.25%, due 7/15/22	1,438,587
	700,000	6.63%, due 3/15/23	698,250
	1,335,000	7.25%, due 5/15/26	1,311,638	(e)
	1,575,000	6.63%, due 1/15/27	1,475,082	(e)
			9,339,124

See Notes to Financial Statements	10

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Electric - Integrated (2.0%)
$495,000	IPALCO Enterprises, Inc., 5.00%, due 5/1/18	$517,275
2,405,000	PPL Energy Supply LLC, 4.60%, due 12/15/21	1,978,112
2,305,000	RJS Power Holdings LLC, 4.63%, due 7/15/19	2,189,750	(e)
585,000	Talen Energy Supply LLC, 6.50%, due 6/1/25	488,475
		5,173,612

Electronics (2.0%)
1,085,000	Amkor Technology, Inc., 6.38%, due 10/1/22	1,118,906
	Flextronics Int’l Ltd.
220,000	4.63%, due 2/15/20	235,570
960,000	5.00%, due 2/15/23	1,042,178
	Micron Technology, Inc.
435,000	5.25%, due 8/1/23	426,300	(e)
440,000	5.50%, due 2/1/25	430,391
385,000	5.63%, due 1/15/26	373,450	(e)
670,000	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	715,225	(e)
420,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	451,500	(e)
390,000	Zebra Technologies Corp., 7.25%, due 10/15/22	420,225
		5,213,745

Energy - Exploration & Production (9.6%)
	Antero Resources Corp.
245,000	5.38%, due 11/1/21	247,450
1,160,000	5.13%, due 12/1/22	1,168,700
	Chesapeake Energy Corp.
400,000	6.50%, due 8/15/17	406,500
1,075,000	6.13%, due 2/15/21	980,937
1,365,000	5.38%, due 6/15/21	1,187,550
595,000	5.75%, due 3/15/23	514,675
625,000	Concho Resources, Inc., 5.50%, due 4/1/23	639,375
	Continental Resources, Inc.
520,000	4.50%, due 4/15/23	495,300
705,000	3.80%, due 6/1/24	648,600
310,000	4.90%, due 6/1/44	263,888
	Encana Corp.
1,240,000	6.50%, due 8/15/34	1,337,675
650,000	6.63%, due 8/15/37	706,517
500,000	6.50%, due 2/1/38	535,000
	EP Energy LLC/Everest Acquisition Finance, Inc.
2,801,000	9.38%, due 5/1/20	2,191,782
870,000	7.75%, due 9/1/22	591,600
2,190,000	6.38%, due 6/15/23	1,489,200
555,000	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	586,913	(e)
970,000	Newfield Exploration Co., 5.38%, due 1/1/26	996,675
1,110,000	Oasis Petroleum, Inc., 6.88%, due 3/15/22	1,098,900

See Notes to Financial Statements	11

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

	Range Resources Corp.
$925,000	5.00%, due 8/15/22	$901,875	(e)
2,340,000	5.00%, due 3/15/23	2,263,950	(e)
500,000	4.88%, due 5/15/25	477,755
385,000	Sanchez Energy Corp., 6.13%, due 1/15/23	329,175
	SM Energy Co.
475,000	6.50%, due 11/15/21	482,125
320,000	6.13%, due 11/15/22	321,600
155,000	6.50%, due 1/1/23	154,225
430,000	5.00%, due 1/15/24	399,900
	Whiting Petroleum Corp.
705,000	5.00%, due 3/15/19	669,750
715,000	5.75%, due 3/15/21	663,163
1,995,000	6.25%, due 4/1/23	1,840,387
		24,591,142

Food & Drug Retail (1.5%)
	Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC
1,300,000	6.63%, due 6/15/24	1,348,750	(e)
875,000	5.75%, due 3/15/25	863,791	(e)
	Rite Aid Corp.
545,000	9.25%, due 3/15/20	572,931
975,000	6.13%, due 4/1/23	1,030,449	(e)
		3,815,921

Food - Wholesale (1.0%)
455,000	NBTY, Inc., 7.63%, due 5/15/21	445,900	(e)
	Post Holdings, Inc.
1,415,000	6.00%, due 12/15/22	1,492,825	(e)
530,000	7.75%, due 3/15/24	582,470	(e)
		2,521,195

Gaming (4.0%)
520,000	Boyd Gaming Corp., 6.38%, due 4/1/26	556,400	(e)
	GLP Capital L.P./GLP Financing II, Inc.
1,860,000	4.88%, due 11/1/20	1,983,225	(g)
485,000	5.38%, due 11/1/23	519,498
	Isle of Capri Casinos, Inc.
740,000	8.88%, due 6/15/20	783,475
1,225,000	5.88%, due 3/15/21	1,274,000
425,000	MGM Growth Properties Operating Partnership L.P./ MGP Finance Co-Issuer, Inc.,	452,370	(e)
	5.63%, due 5/1/24
700,000	MGM Resorts Int’l, 8.63%, due 2/1/19	785,313

See Notes to Financial Statements	12

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

	Scientific Games Int’l, Inc.
$1,150,000	6.25%, due 9/1/20	$964,562
890,000	6.63%, due 5/15/21	732,025
1,735,000	10.00%, due 12/1/22	1,596,200
635,000	Station Casinos LLC, 7.50%, due 3/1/21	668,031
		10,315,099

Gas Distribution (11.5%)
1,055,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	1,062,253	(e)
325,000	Chesapeake Midstream Partners L.P., 6.13%, due 7/15/22	334,344
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
605,000	6.00%, due 12/15/20	615,587
1,280,000	6.25%, due 4/1/23	1,296,000
	DCP Midstream LLC
270,000	5.35%, due 3/15/20	278,100	(e)
300,000	4.75%, due 9/30/21	306,750	(e)
155,000	6.75%, due 9/15/37	161,975	(e)
225,000	5.85%, due 5/21/43	191,250	(a)(e)
	DCP Midstream Operating L.P.
485,000	2.50%, due 12/1/17	481,363
645,000	5.60%, due 4/1/44	604,688
	Duke Energy Corp.
270,000	8.13%, due 8/16/30	306,450
170,000	6.45%, due 11/3/36	176,800	(e)
	Energy Transfer Equity L.P.
475,000	7.50%, due 10/15/20	517,750
1,140,000	5.88%, due 1/15/24	1,154,250
510,000	5.50%, due 6/1/27	497,250
	Ferrellgas L.P./Ferrellgas Finance Corp.
240,000	6.50%, due 5/1/21	226,200
1,230,000	6.75%, due 1/15/22	1,153,125
405,000	6.75%, due 6/15/23	377,663
	MPLX LP
583,000	4.50%, due 7/15/23	599,916
1,395,000	4.88%, due 12/1/24	1,459,470
120,000	ONEOK, Inc., 6.00%, due 6/15/35	119,400
995,000	Regency Energy Partners L.P./Regency Energy Finance Corp., 5.50%, due 4/15/23	1,024,977
	Rockies Express Pipeline LLC
745,000	5.63%, due 4/15/20	781,319	(e)
495,000	7.50%, due 7/15/38	532,125	(e)
895,000	6.88%, due 4/15/40	933,037	(e)
930,000	Rose Rock Midstream L.P./Rose Rock Finance Corp., 5.63%, due 11/15/23	892,800

See Notes to Financial Statements	13

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

	Sabine Pass Liquefaction LLC
$175,000	5.63%, due 2/1/21	$184,625
715,000	5.63%, due 4/15/23	759,687
1,055,000	5.75%, due 5/15/24	1,115,662
3,495,000	5.63%, due 3/1/25	3,695,962
705,000	5.88%, due 6/30/26	759,778	(e)
525,000	5.00%, due 3/15/27	534,188	(e)
427,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.38%, due 8/1/21	444,080
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
750,000	4.25%, due 11/15/23	705,000
520,000	6.75%, due 3/15/24	551,294
535,000	5.13%, due 2/1/25	535,000	(e)
625,000	5.38%, due 2/1/27	625,000	(e)
	Tesoro Logistics L.P./Tesoro Logistics Finance Corp.
535,000	6.25%, due 10/15/22	567,100
255,000	6.38%, due 5/1/24	274,763
	Williams Cos., Inc.
305,000	Ser. A, 7.50%, due 1/15/31	350,561
2,280,000	5.75%, due 6/24/44	2,329,875
		29,517,417

Health Facilities (10.3%)
645,000	Amsurg Corp., 5.63%, due 7/15/22	657,900
1,500,000	Columbia Healthcare Corp., 7.50%, due 12/15/23	1,665,000
	Columbia/HCA Corp.
1,500,000	7.69%, due 6/15/25	1,680,000
2,160,000	7.05%, due 12/1/27	2,305,800
	HCA, Inc.
125,000	5.88%, due 3/15/22	137,500
210,000	4.75%, due 5/1/23	218,663
315,000	5.00%, due 3/15/24	329,175
490,000	5.38%, due 2/1/25	500,903
725,000	5.25%, due 4/15/25	759,437
755,000	5.25%, due 6/15/26	789,352
910,000	4.50%, due 2/15/27	898,625
3,300,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, due 5/15/19	3,143,250
520,000	LifePoint Health, Inc., 5.88%, due 12/1/23	527,800
	MPT Operating Partnership L.P./MPT Finance Corp.
540,000	6.38%, due 3/1/24	581,850
1,715,000	5.50%, due 5/1/24	1,766,450
800,000	5.25%, due 8/1/26	816,000
1,900,000	OMEGA Healthcare Investors, Inc., 5.88%, due 3/15/24	1,974,651
860,000	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	896,550
1,295,000	Team Health, Inc., 7.25%, due 12/15/23	1,463,350	(e)

See Notes to Financial Statements	14

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

	Tenet Healthcare Corp.
$910,000	6.25%, due 11/1/18	$962,325
375,000	4.75%, due 6/1/20	383,438
625,000	6.00%, due 10/1/20	662,500
1,295,000	8.13%, due 4/1/22	1,265,862
450,000	6.88%, due 11/15/31	361,125
	Universal Health Services, Inc.
380,000	3.75%, due 8/1/19	394,250	(e)
425,000	4.75%, due 8/1/22	436,475	(e)
780,000	5.00%, due 6/1/26	809,250	(e)
		26,387,481

Health Services (1.6%)
	DaVita HealthCare Partners, Inc.
610,000	5.13%, due 7/15/24	594,750
1,075,000	5.00%, due 5/1/25	1,037,375
545,000	DaVita, Inc., 5.75%, due 8/15/22	559,306
	Service Corp. Int’l
115,000	4.50%, due 11/15/20	117,013
450,000	5.38%, due 1/15/22	466,875
1,290,000	5.38%, due 5/15/24	1,354,500
		4,129,819

Hotels (0.3%)
665,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, due 10/15/21	684,950

Investments & Misc. Financial Services (0.4%)
	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
770,000	3.50%, due 3/15/17	770,000
385,000	4.88%, due 3/15/19	383,268
		1,153,268

Machinery (1.4a%)
1,024,000	Case New Holland Industrial, Inc., 7.88%, due 12/1/17	1,084,160
460,000	CNH Industrial Capital LLC, 4.88%, due 4/1/21	477,250
525,000	CNH Industrial NV, 4.50%, due 8/15/23	527,625
540,000	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	619,650
	Terex Corp.
335,000	6.50%, due 4/1/20	343,208
535,000	6.00%, due 5/15/21	544,362
		3,596,255

Managed Care (0.3%)
790,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	845,221	(e)

See Notes to Financial Statements	15

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Media Content (4.6%)
	Gannett Co., Inc.
$480,000	5.13%, due 10/15/19	$493,800
725,000	5.13%, due 7/15/20	754,000
	Gray Television, Inc.
630,000	5.13%, due 10/15/24	611,100	(e)
210,000	5.88%, due 7/15/26	208,950	(e)
	iHeartCommunications, Inc.
452,000	6.88%, due 6/15/18	350,300
365,000	9.00%, due 12/15/19	276,944
2,982,000	11.25%, due 3/1/21	2,258,865
555,000	7.25%, due 10/15/27	333,000
	Netflix, Inc.
665,000	5.50%, due 2/15/22	719,863
875,000	4.38%, due 11/15/26	859,688	(e)
	Sirius XM Radio, Inc.
605,000	4.25%, due 5/15/20	617,856	(e)
185,000	6.00%, due 7/15/24	196,331	(e)
2,105,000	5.38%, due 7/15/26	2,138,549	(e)
235,000	TEGNA, Inc., 7.13%, due 9/1/18	235,000
1,680,000	Univision Communications, Inc., 5.13%, due 5/15/23	1,705,200	(e)
		11,759,446

Medical Products (2.8%)
3,140,000	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, due 6/15/21	2,880,950	(e)
	Fresenius Medical Care US Finance II, Inc.
240,000	6.50%, due 9/15/18	258,600	(e)
485,000	5.63%, due 7/31/19	525,012	(e)
1,480,000	4.13%, due 10/15/20	1,539,200	(e)
590,000	5.88%, due 1/31/22	668,293	(e)
850,000	4.75%, due 10/15/24	886,125	(e)
495,000	Hologic, Inc., 5.25%, due 7/15/22	523,512	(e)
		7,281,692

Metals - Mining Excluding Steel (2.7%)
460,000	Alcoa, Inc., 5.13%, due 10/1/24	479,559
365,000	Anglo American Capital PLC, 4.45%, due 9/27/20	372,300	(e)
1,760,000	First Quantum Minerals Ltd., 7.00%, due 2/15/21	1,680,800	(e)
	Freeport-McMoRan, Inc.
245,000	4.00%, due 11/14/21	231,525
215,000	3.55%, due 3/1/22	196,725
340,000	3.88%, due 3/15/23	309,400
215,000	4.55%, due 11/14/24	196,591
1,305,000	5.40%, due 11/14/34	1,123,931

See Notes to Financial Statements	16

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

	Novelis Corp.
$365,000	6.25%, due 8/15/24	$379,600	(e)
850,000	5.88%, due 9/30/26	860,625	(e)
	Teck Resources Ltd.
435,000	4.75%, due 1/15/22	432,555
645,000	6.25%, due 7/15/41	638,550
		6,902,161

Oil Field Equipment & Services (0.9%)
	Precision Drilling Corp.
810,000	6.63%, due 11/15/20	785,700
855,000	6.50%, due 12/15/21	825,075
700,000	5.25%, due 11/15/24	617,050
		2,227,825

Packaging (2.5%)
610,000	Ball Corp., 4.38%, due 12/15/20	649,650
	Berry Plastics Corp.
95,000	6.00%, due 10/15/22	100,640
1,220,000	5.13%, due 7/15/23	1,241,350
780,000	BWAY Holding Co., 9.13%, due 8/15/21	815,100	(e)
	Reynolds Group Issuer, Inc.
226,000	9.88%, due 8/15/19	231,650
535,000	5.75%, due 10/15/20	549,060
765,000	6.88%, due 2/15/21	791,775
1,095,000	5.13%, due 7/15/23	1,121,691	(e)
865,000	Sealed Air Corp., 5.50%, due 9/15/25	922,306	(e)
		6,423,222

Personal & Household Products (1.0%)
	Energizer Holdings, Inc.
485,000	4.70%, due 5/19/21	509,453
1,295,000	4.70%, due 5/24/22	1,357,316
210,000	Prestige Brands, Inc., 6.38%, due 3/1/24	223,125	(e)
370,000	Spectrum Brands, Inc., 5.75%, due 7/15/25	400,525
		2,490,419

Pharmaceuticals (4.3%)
2,840,000	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	2,414,000	(e)(h)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
890,000	6.00%, due 7/15/23	769,850	(e)
265,000	6.50%, due 2/1/25	223,263	(e)
605,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/23	608,327	(e)
385,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	355,644	(e)

See Notes to Financial Statements	17

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

	Valeant Pharmaceuticals Int’l, Inc.
$2,420,000	5.50%, due 3/1/23	$1,881,550	(e)
5,505,000	5.88%, due 5/15/23	4,238,850	(e)
750,000	6.13%, due 4/15/25	577,500	(e)
		11,068,984

Printing & Publishing (2.0%)
	R.R. Donnelley & Sons Co.
1,985,000	7.63%, due 6/15/20	2,143,800
950,000	7.88%, due 3/15/21	1,021,250
55,000	7.00%, due 2/15/22	55,413
1,005,000	6.50%, due 11/15/23	977,362
910,000	6.00%, due 4/1/24	869,050
		5,066,875

Real Estate Investment Trusts (0.4%)
980,000	ESH Hospitality, Inc., 5.25%, due 5/1/25	970,200	(e)

Recreation & Travel (1.0%)
535,000	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.25%, due 3/15/21	554,832
	NCL Corp. Ltd.
300,000	5.25%, due 11/15/19	305,250	(e)
465,000	4.63%, due 11/15/20	470,813	(e)
550,000	Royal Caribbean Cruises Ltd., 5.25%, due 11/15/22	601,562
600,000	Six Flags Entertainment Corp., 5.25%, due 1/15/21	615,000	(e)
		2,547,457

Restaurants (0.5%)
500,000	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	516,250	(e)
840,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	875,700	(e)
		1,391,950

Software - Services (4.3%)
	First Data Corp.
915,000	7.00%, due 12/1/23	961,894	(e)
800,000	5.00%, due 1/15/24	810,000	(e)
875,000	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, due 11/15/24	876,094	(e)(j)
1,627,000	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	1,650,897	(e)(f)
	MSCI, Inc.
815,000	5.25%, due 11/15/24	855,750	(e)
1,065,000	5.75%, due 8/15/25	1,132,255	(e)
	Nuance Communications, Inc.
1,070,000	5.38%, due 8/15/20	1,099,425	(e)
1,045,000	6.00%, due 7/1/24	1,097,250	(e)
1,010,000	Open Text Corp., 5.88%, due 6/1/26	1,075,650	(e)
1,765,000	Syniverse Holdings, Inc., 9.13%, due 1/15/19	1,412,000
		10,971,215

See Notes to Financial Statements	18

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Specialty Retail (2.8%)
$1,285,000	Hanesbrands, Inc., 4.88%, due 5/15/26	$1,307,487	(e)
1,580,000	L Brands, Inc., 5.63%, due 10/15/23	1,738,000
585,000	Liberty Media Corp., 8.50%, due 7/15/29	649,350
190,000	Penske Automotive Group, Inc., 5.38%, due 12/1/24	190,950
1,210,000	PetSmart, Inc., 7.13%, due 3/15/23	1,265,963	(e)
	QVC, Inc.
595,000	5.13%, due 7/2/22	623,571
1,430,000	5.45%, due 8/15/34	1,323,158
		7,098,479

Steel Producers - Products (1.5%)
3,690,000	ArcelorMittal, 8.00%, due 10/15/39	3,966,750

Support - Services (5.0%)
2,130,000	Acosta, Inc., 7.75%, due 10/1/22	1,828,392	(e)
800,000	ADT Corp., 4.88%, due 7/15/32	680,000	(e)
1,275,000	AECOM, 5.88%, due 10/15/24	1,346,719
525,000	APX Group, Inc., 8.75%, due 12/1/20	507,938
1,400,000	Aramark Services, Inc., 5.13%, due 1/15/24	1,466,500	(e)
	Hertz Corp.
150,000	4.25%, due 4/1/18	153,750
910,000	5.88%, due 10/15/20	935,025
965,000	5.50%, due 10/15/24	936,918	(e)
1,758,000	IHS Markit Ltd., 5.00%, due 11/1/22	1,859,085	(e)
685,000	IMS Health, Inc., 5.00%, due 10/15/26	707,262	(e)
335,000	Iron Mountain US Holdings, Inc., 5.38%, due 6/1/26	338,350	(e)
	Iron Mountain, Inc.
820,000	6.00%, due 8/15/23	871,250
831,000	5.75%, due 8/15/24	851,775
350,000	United Rental N.A., Inc., 5.75%, due 11/15/24	363,125
		12,846,089

Technology Hardware & Equipment (4.0%)
735,000	CommScope Technologies Finance LLC, 6.00%, due 6/15/25	771,750	(e)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
560,000	5.88%, due 6/15/21	587,284	(e)
3,435,000	6.02%, due 6/15/26	3,742,845	(e)
895,000	EMC Corp., 1.88%, due 6/1/18	882,613
455,000	Riverbed Technology, Inc., 8.88%, due 3/1/23	484,575	(e)
3,230,000	Western Digital Corp., 10.50%, due 4/1/24	3,734,688	(e)
		10,203,755

See Notes to Financial Statements	19

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Telecom - Satellite (0.6%)
$519,000	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	$566,359
	Intelsat Luxembourg SA
1,470,000	7.75%, due 6/1/21	477,750
1,340,000	8.13%, due 6/1/23	442,200
		1,486,309

Telecom - Wireless (7.0%)
	Sprint Corp.
485,000	7.25%, due 9/15/21	496,519
3,185,000	7.88%, due 9/15/23	3,145,187
3,335,000	7.13%, due 6/15/24	3,176,587
3,765,000	Sprint Nextel Corp., 6.00%, due 11/15/22	3,501,450
	T-Mobile USA, Inc.
970,000	6.54%, due 4/28/20	999,408
360,000	6.63%, due 11/15/20	370,800
795,000	6.63%, due 4/28/21	830,278
425,000	6.13%, due 1/15/22	449,438
605,000	6.73%, due 4/28/22	633,738
1,585,000	6.00%, due 3/1/23	1,668,213
	Wind Acquisition Finance SA
1,895,000	4.75%, due 7/15/20	1,904,475	(e)
875,000	7.38%, due 4/23/21	896,875	(e)
		18,072,968

Telecom - Wireline Integrated & Services (7.1%)
	CenturyLink, Inc.
475,000	Ser. W, 6.75%, due 12/1/23	488,063
1,630,000	Ser. P, 7.60%, due 9/15/39	1,450,700
3,079,000	Citizens Communications Co., 9.00%, due 8/15/31	2,678,730
1,275,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, due 10/15/23	1,345,125
2,680,000	Embarq Corp., 8.00%, due 6/1/36	2,720,200
515,000	Equinix, Inc., 5.88%, due 1/15/26	547,027
	Frontier Communications Corp.
265,000	6.25%, due 9/15/21	251,750
235,000	10.50%, due 9/15/22	244,400
270,000	7.13%, due 1/15/23	242,831
610,000	7.63%, due 4/15/24	538,325
1,795,000	11.00%, due 9/15/25	1,832,569
	Level 3 Financing, Inc.
1,515,000	5.38%, due 8/15/22	1,560,450
350,000	5.13%, due 5/1/23	353,500
430,000	5.38%, due 1/15/24	437,525
540,000	5.38%, due 5/1/25	548,100
1,080,000	Telecom Italia Capital SA, 6.00%, due 9/30/34	1,074,600
1,391,000	U.S. West Communications Group, 6.88%, due 9/15/33	1,377,478
415,000	Windstream Corp., 7.50%, due 6/1/22	392,175
		18,083,548

See Notes to Financial Statements	20

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Theaters & Entertainment (0.6%)
$575,000	AMC Entertainment, Inc., 5.75%, due 6/15/25	$575,719
1,047,000	Regal Entertainment Group, 5.75%, due 3/15/22	1,083,645
		1,659,364
Total Corporate Bonds (Cost $341,207,641)		348,453,400

NUMBER OF SHARES

Short-Term Investment (2.4%)
Investment Company (2.4%)
6,010,809	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.26%
	(Cost $6,010,809)	6,010,809	(g)(k)
Total Investments (146.9%) (Cost $368,886,976)		376,475,372
Other Assets Less Liabilities [(33.2%)]		(85,121,182	)(l)
Liquidation Value of Mandatory Redeemable Preferred Shares [(13.7%)]		(35,000,000)
Net Assets Applicable to Common Shareholders (100.0%)		$256,354,190

(a)	Variable or floating rate security. The interest rate shown was the current rate as of 10/31/2016 and changes periodically.

(b)	All or a portion of this security was purchased on a delayed delivery basis.

(c)	All or a portion of this security had not settled as of 10/31/2016 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)	Illiquid security.

(e)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At 10/31/2016, these securities amounted to approximately $130,832,530 or 51.0% of net assets applicable to common stockholders for the Fund. Securities denoted with (e) but without (d) have been deemed by the investment manager to be liquid.

(f)	Payment-in-kind (PIK) security. Security has the ability to pay in-kind or pay income in cash. When applicable, separate rates of such payments are disclosed.

(g)	All or a portion of this security is segregated in connection for when-issued securities and/or swap contracts and/or delayed delivery securities with a total value of approximately $13,798,434.

(h)	Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

(i)	Defaulted Security.

(j)	When-issued security. Total value of all such securities at 10/31/2016, amounted to approximately $876,094, which represents 0.3% of net assets of the Fund.

(k)	Represents 7-day effective yield as of 10/31/2016.

(l)	Includes the impact of the Fund’s open positions in derivatives at 10/31/2016.

See Notes to Financial Statements	21

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

Derivative Instruments

Interest rate swap contracts (“interest rate swaps”)

At October 31, 2016, the Fund had outstanding centrally cleared interest rate swaps as follows:

		Portfolio
	Notional	Pays/Receives	Floating Rate	Annual	Termination	Total Fair
Clearinghouse	Amount	Floating Rate	Index	Fixed-rate	Date	Value(a)
CME Group, Inc.	$25,000,000	Receive	3-month LIBOR	1.371%	5/14/2018	$(239,612)
CME Group, Inc.	$20,000,000	Receive	3-month LIBOR	1.292%	4/17/2019	(85,160)
CME Group, Inc.	$25,000,000	Receive	3-month LIBOR	1.138%	6/17/2021	107,519
CME Group, Inc.	$20,000,000	Receive	3-month LIBOR	0.994%	6/29/2021	232,694
						$15,441

(a)	Total Fair Value reflects the appreciation/(depreciation) of the interest rate swaps plus accrued interest as of October 31, 2016.

For the year ended October 31, 2016, the average notional value of interest rate swaps was $69,716,069 when the Fund paid the fixed rate.

At October 31, 2016, the Fund did not have any outstanding over-the-counter interest rate swaps.

At October 31, 2016, the Fund had $838,953 deposited in a segregated account to cover margin requirements for interest rate swaps.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2016:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Radio & Television	$—	$—	$308,427	$308,427
Other Loan Assignments(a)	—	21,702,736	—	21,702,736
Total Loan Assignments	—	21,702,736	308,427	22,011,163
Corporate Bonds(a)	—	348,453,400	—	348,453,400
Short-Term Investment	—	6,010,809	—	6,010,809
Total Investments	$—	$376,166,945	$308,427	$376,475,372

(a)	The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements	22

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change in
										unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as
	11/1/2015	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	10/31/2016	of 10/31/2016
Investments in
Securities
Loan Assignments
Radio &
Television	$—	$161	$12	$2,510	$308,334	$(2,590)	$—	$—	$308,427	$2,510
Corporate Bonds
Chemicals	63	—	—	—	—	—	—	(63)	—	—
Total	$63	$161	$12	$2,510	$308,334	$(2,590)	$—	$(63)	$308,427	$2,510

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose the inputs used in formulating such quotation.

As of the year ended October 31, 2016, certain securities were transferred from one level (as of October 31, 2015) to another. Based on beginning of period market values as of November 1, 2015, approximately $63 was transferred from Level 3 to Level 2. Transfers of corporate bonds out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3). As of the year ended October 31, 2016, the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2016:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swap contracts
Assets	$—	$340,213	$—	$340,213
Liabilities	—	(324,772)	—	(324,772)
Total	$—	$15,441	$—	$15,441

See Notes to Financial Statements	23

Statement of Assets and Liabilities

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
October 31, 2016
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$376,475,372
Cash	843,401
Cash collateral segregated for interest rate swaps	838,953
Interest receivable	6,156,108
Receivable for securities sold	1,007,505
Receivable for variation margin on centrally cleared interest rate swaps (Note A)	505,083
Prepaid expenses and other assets	171,624
Total Assets	385,998,046

Liabilities
Notes payable (Note A)	90,000,000
Mandatory Redeemable Preferred Shares, Series B ($25,000 liquidation value per share;
1,400 shares issued and outstanding) (Note A)	35,000,000
Distributions payable—preferred shares	100,728
Distributions payable—common stock	27,447
Payable for securities purchased	3,965,922
Payable to investment manager (Note B)	195,273
Payable to administrator (Note B)	16,273
Payable to directors	6,274
Interest payable	163,016
Accrued expenses and other payables	168,923
Total Liabilities	129,643,856
Net Assets applicable to Common Stockholders	$256,354,190
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$279,796,188
Undistributed net investment income (loss)	120,590
Accumulated net realized gains (losses) on investments	(31,166,425)
Net unrealized appreciation (depreciation) in value of investments	7,603,837
Net Assets applicable to Common Stockholders	$256,354,190
Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585
Net Asset Value Per Common Stock Outstanding	$13.12
* Cost of Investments	$368,886,976

See Notes to Financial Statements	24

Statement of Operations

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the
Year Ended
October 31, 2016
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$23,806,663
Expenses:
Investment management fees (Note B)	2,189,326
Administration fees (Note B)	182,444
Audit fees	64,470
Basic maintenance expense (Note A)	40,000
Custodian and accounting fees	193,594
Insurance expense	12,626
Legal fees	141,526
Stockholder reports	58,100
Stock exchange listing fees	8,000
Stock transfer agent fees	27,492
Interest expense (Note A)	1,663,179
Distributions to mandatory redeemable preferred shareholders (Note A)	1,065,055
Directors’ fees and expenses	52,749
Miscellaneous	33,557
Total net expenses	5,732,118
Net investment income (loss)	$18,074,545
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(15,656,197)
Interest rate swaps	(719,453)
Net increase from payment by affiliates (Note B)	2,435
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	24,762,545
Interest rate swaps	893,346
Net gain (loss) on investments	9,282,676
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$27,357,221

See Notes to Financial Statements	25

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD
	STRATEGIES FUND INC.
	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets Applicable to Common Stockholders:

From Operations (Note A):
Net investment income (loss)	$18,074,545	$19,864,723
Net realized gain (loss) on investments	(16,375,650)	(13,005,880)
Net increase from payment by affiliates (Note B)	2,435	—
Change in net unrealized appreciation (depreciation) of investments	25,655,891	(21,085,808)
Net increase (decrease) in net assets applicable to
Common Stockholders resulting from operations	27,357,221	(14,226,965)

Distributions to Common Stockholders From (Note A):
Net investment income	(17,647,876)	(18,384,196)
Tax return of capital	(1,111,086)	(1,351,795)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	8,598,259	(33,962,956)

Net Assets Applicable to Common Stockholders:
Beginning of year	247,755,931	281,718,887
End of year	$256,354,190	$247,755,931
Undistributed net investment income (loss) at end of year	$120,590	$388,219

See Notes to Financial Statements	26

Statement of Cash Flows

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the Year Ended
October 31, 2016
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$27,357,221
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(222,320,039)
Proceeds from disposition of investment securities	215,853,648
Purchase/sale of short-term investment securities, net	5,296,896
Decrease in net interest receivable (payable) on interest rate swaps	(349,159)
Increase in receivable (payable) for variation margin on centrally cleared interest rate swaps	(255,478)
Unrealized appreciation of centrally cleared interest rate swaps	564,330
Decrease in interest receivable	300,865
Decrease in prepaid expenses and other assets	20,241
Decrease in receivable for securities sold	2,445,104
Decrease in cash collateral segregated for interest rate swaps	31,767
Increase in accumulated unpaid dividends on preferred shares	15,900
Increase in payable for securities purchased	476,796
Increase in interest payable	40,888
Net amortization of premium (discount) on investments	(698,984)
Decrease in accrued expenses and other payables	(1,180)
Unrealized appreciation on securities	(24,762,545)
Unrealized appreciation on interest rate swaps	(893,346)
Net realized loss from investments	15,656,197
Net increase from payments by affiliates (Note B)	(2,435)
Net realized loss from interest rate swaps	719,453

Net cash provided by (used in) operating activities	$19,496,140

Cash flows from financing activities:
Cash distributions paid on common stock	(18,757,570)

Net cash provided by (used in) financing activities	(18,757,570)
Net increase (decrease) in cash	738,570

Cash:
Beginning balance	104,831
Ending balance	$843,401

Supplemental disclosure
Cash paid for interest	$1,622,291

See Notes to Financial Statements	27

Notes to Financial Statements High Yield Strategies Fund Inc.

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. Management is the investment manager to the Fund. The Fund’s shares of common stock are listed on the NYSE MKT under the symbol NHS.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2016 was 5,664.

4	Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2016, the Fund did not have any unrecognized tax positions.

At October 31, 2016, the cost of investments for U.S. federal income tax basis was $368,943,658. Gross unrealized appreciation of investments was $15,206,951 and gross unrealized depreciation of investments was $7,675,237 resulting in net unrealized appreciation of $7,531,714 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: gains and losses on interest rate swaps, expiration of capital loss carryforwards and non-deductible restructuring costs. These reclassifications had no effect on net income, net asset value (“NAV”) applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2016, the Fund recorded the following permanent reclassifications:

Accumulated Net
	Undistributed	Realized Gains
	Net Investment	(Losses) on
Paid-in Capital	Income (Loss)	Investments
$(4,993,455)	$(694,298)	$5,687,753

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Tax Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015
$18,712,931	$19,331,537	$—	$—	$1,111,086	$1,351,795	$19,824,017	$20,683,332

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$7,796,519	$(31,110,342)	$(128,175)	$(23,441,998)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, distribution payments, mark to market on certain swap contract transactions, delayed settlement compensation on bank loans and capital loss carryforwards.

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post- Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2016, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$4,089,608

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$22,480,483	$4,540,251

During the year ended October 31, 2016, the Fund had capital loss carryforwards expire of $4,971,059.

5	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities net of refunds recoverable.

6	Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2016 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.

On October 31, 2016, the Fund declared a monthly distribution to common stockholders in the amount of $0.08 per share, payable on November 30, 2016 to stockholders of record on November 15, 2016, with an ex-date of November 11, 2016. Subsequent to October 31, 2016, the Fund declared a monthly distribution to common stockholders in the amount of $0.08 per share, payable on December 30, 2016 to stockholders of record on December 15, 2016, with an ex-date of December 13, 2016.

7	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8	Financial leverage: In 2010, the Fund issued 1,087 privately placed perpetual preferred shares (“PPS”) with an aggregate liquidation preference of $27,175,000 and privately placed notes (“PNs”) with an aggregate principal value of $82,610,000. In September 2013, the Fund issued privately placed notes (“New PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B (“MRPS” and, together with the New PNs, “Private Securities”) with an aggregate liquidation preference of $35,000,000 to holders of the PNs and PPS and used the proceeds to redeem and prepay their PNs and PPS and increase the Fund’s leverage.

The New PNs and MRPS have a maturity date of September 18, 2023. The interest on the New PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). Distributions on the MRPS are accrued daily and paid quarterly. The PNs and PPS had these same terms. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

For the year ended October 31, 2016, the distribution rates on the MRPS ranged from 2.73% to 3.24% and the interest rates on the New PNs ranged from 1.53% to 2.04%.

The table below sets forth key terms of the MPRS.

	Mandatory			Aggregate
	Redemption	Interest	Shares	Liquidation	Estimated
Series	Date	Rate	Outstanding	Preference	Fair Value
Series B	9/18/23	3.2377%*	1,400	$35,000,000	$35,000,000

*	Floating rate effective for the year ended October 31, 2016.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the New PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem MRPS or prepay the New PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of MRPS at Liquidation Value and certain expenses and/or mandatory prepayment of New PNs at par plus accrued but unpaid interest and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on MRPS for two consecutive years.

9

Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10

Derivative instruments: The Fund’s use of derivatives during the year ended October 31, 2016, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, at October 31, 2016. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: During the year ended October 31, 2016 the Fund used interest rate swaps to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of OTC interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities, or the Fund agrees to pay the swap counterparty a variable-rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities in exchange for the counterparty’s paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/ losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.

Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the fund’s exposure to the credit risk of the original counterparty. A fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the fund would be required to post in an uncleared derivative transaction. The daily change in valuation for centrally cleared swaps is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily.

For financial reporting purpose unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) on swap contracts to determine the market value of swaps as presented in the table below.

At October 31, 2016, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Asset Derivatives	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally Cleared Interest Rate Swaps	$340,213	Receivable/Payable for variation margin on centrally cleared
		interest rate swaps(a)

Total Value - Assets	$340,213

Liability Derivatives	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally Cleared Interest Rate Swaps	$(324,772)	Receivable/Payable for variation margin on centrally cleared
		interest rate swaps(a)

Total Value - Liabilities	$(324,772)

(a)	“Centrally Cleared Interest Rate Swaps” reflects cumulative unrealized appreciation or (depreciation). Only the current day’s variation margin on open centrally cleared interest rate swaps is reported within the Statement of Assets and Liabilities as “Payable for variation margin on centrally cleared interest rate swaps (Note A).”

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2016, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$(719,453)	Net realized gain (loss)
Total Realized Gain (Loss)	$(719,453)	on: interest rate swaps

Change in Appreciation/ (Depreciation)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swaps	$893,346	Change in net unrealized appreciation/
Total Change in Appreciation/(Depreciation)	$893,346	(depreciation) in value of: interest rate swaps

The Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. At October 31, 2016, the Fund had no derivatives eligible for offset or subject to an enforceable master netting or similar agreement.

11

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12

Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the New PNs and the AA rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company (“State Street”) for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS (PPS prior to September 2013) outstanding and borrowings under the New PNs (PNs prior to September 2013) are not considered liabilities. Prior to January 1, 2016, Neuberger Berman Fixed Income LLC (“NBFI”) was the sub-adviser to the Fund, retained by Management pursuant to a Sub-Advisory Agreement to be responsible for developing, implementing and supervising the Fund’s investment program and providing certain administrative services to the Fund, and received a monthly fee paid by Management.

Several individuals who are Officers and/or Directors of the Fund are also employees of Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

In April 2016, the Fund recorded a capital contribution from a portfolio manager in the amount of $2,435. This amount was paid in accordance with Section 16(b) of the Securities Exchange Act of 1934, as amended.

Note C—Securities Transactions:

During the year ended October 31, 2016, there were purchases and sales of long-term securities (excluding interest rate swap contracts) of $201,360,413 and $199,503,684, respectively.

Note D—Legal Matters:

On June 1, 2015, the Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, “GM”) to the defendants shortly prior to and after GM’s Chapter 11 bankruptcy filing on June 1, 2009 (the “Petition Date”). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the “Term Loan Agreement”); that the payments occurred both during the ninety (90) days prior to the Petition Date and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM’s postpetition financing (the “Postpetition Transfers”); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfers (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. During 2009, the Fund received pay downs from GM in connection with the term loan totaling approximately $3.0 million. The Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. The Fund will incur legal expenses associated with the defense of the lawsuit.

Note E—Legal Entity Consolidation:

Effective January 1, 2016, Neuberger Berman Management LLC (“NBM”) transferred to NBFI its rights and obligations pertaining to all services it provided to the Fund under the Management Agreement and Administration Agreement (the “Agreements”). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC. Additionally, effective January 1, 2016, the Sub-Advisory Agreement between NBM and NBFI was terminated.

Management now serves as the Fund’s investment manager and administrator. The investment professionals of NBM, who provided services to the Fund under the Agreements, continue to provide the same services, except that they provide those services in their new capacities as investment professionals of Management. Similarly, the investment professionals of NBFI, who provided services to the Fund under the Sub-Advisory Agreement, continue to provide the same services, except that they provide those services pursuant to the Management Agreement. Further, the consolidation did not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “—” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2016		2015	2014	2013	2012
Common Share Net Asset Value,
Beginning of Year	$12.68		$14.42	$14.67	$14.03	$13.00
Net Investment Income¢	0.92		1.02	1.10	1.15	1.17
Net Gains or Losses on Securities
(both realized and unrealized)	0.48		(1.75)	(0.27)	0.61	1.03
Common Stock Equivalent of Distributions to
Preferred Stockholders From:
Net Investment Income¢	—		—	—	(0.04)	(0.05)
Total From Investment Operations Applicable to
Common Stockholders	1.40		(0.73)	0.83	1.72	2.15

Less Distributions to Common Stockholders From:
Net Investment Income	(0.90)		(0.94)	(1.08)	(1.08)	(1.12)
Tax Return of Capital	(0.06)		(0.07)	—	—	—
Total Distributions to Common Stockholders	(0.96)		(1.01)	(1.08)	(1.08)	(1.12)
Voluntary Contribution from Management	0.00		—	0.00	—	—
Common Stock Net Asset Value, End of Year	$13.12		$12.68	$14.42	$14.67	$14.03
Common Stock Market Value, End of Year	$11.61		$10.69	$13.16	$13.56	$14.18
Total Return, Common Stock Net Asset Value†	13.08	%ab	(4.23)%	6.48%[a]	13.18%	17.24%
Total Return, Common Stock Market Value†	18.69	%ab	(11.53)%	5.13%[a]	3.51%	13.68%

Ratios/Supplemental Data††
Ratios are Calculated Using Average Net Assets
Applicable to Common Stockholders
Ratio of Gross ExpensesØ	2.39%		2.02%	1.89%	1.73%	1.81%#
Ratio of Net Expenses§Ø	2.39%		2.02%	1.89%	1.73%	1.76%
Ratio of Net Investment Income	7.53%		7.46%	7.47%	8.02%	8.79%
Portfolio Turnover Rate	57%		54%	60%	69%	94%
Net Assets Applicable to Common
Stockholders, End of Year (000’s)	$256,354		$247,756	$281,719	$286,658	$274,136

Preferred Stock
Preferred Stock Outstanding,¢¢
End of Year (000’s)	$35,000		$35,000	$35,000	$35,000	$27,175
Asset Coverage Per Share of Preferred Stock@	$208,182		$202,029	$226,286	$229,815	$277,268
Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000

Notes Payable
Notes Payable Outstanding, End of Year (000’s)	$90,000		$90,000	$90,000	$90,000	$82,600
Asset Coverage Per $1,000 of Notes Payable@@	$4,238		$4,143	$4,520	$4,575	$4,649

See Notes to Financial Highlights	36

Notes to Financial Highlights High Yield Strategies Funds Inc.

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sales of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses during certain of the periods shown.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

§

 Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

@

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS (PPS prior to September 18, 2013)) from the Fund’s total assets and dividing by the number of MRPS/PPS outstanding.

@@

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS, the outstanding principal of New PNs (PNs prior to September 18, 2013) and accumulated unpaid liabilities on Private Securities (PPS and PNs prior to September 18, 2013) and New PNs (PNs prior to September 18, 2013)) from the Fund’s total assets and dividing by the outstanding Notes payable balance.

††

Expense ratios do not include the effect of distribution payments to PPS stockholders outstanding. Income ratios include income earned on assets attributable to MRPS (PPS prior to September 18, 2013) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

¢¢	From August 6, 2010 to September 17, 2013, the Fund had 1,087 PPS outstanding. Since September 18, 2013, the Fund has 1,400 MRPS outstanding (see Note A to Financial Statements).

Ø	Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common stockholders was:

Year Ended October 31,
2016	2015	2014	2013	2012
0.68%	0.51%	0.46%	0.58%	0.69%

a	The payments by affiliates received in 2014 and 2016 had no impact on the Fund’s total returns for the years ended October 31, 2014 and October 31, 2016, respectively.

b	The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended October 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Neuberger Berman High Yield Strategies Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Yield Strategies Fund Inc. at October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2016

Distribution Reinvestment Plan

Computershare, Inc. (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator	Stock Transfer Agent
Neuberger Berman Investment Advisers LLC	Computershare, Inc.
1290 Avenue of the Americas	480 Washington Boulevard
New York, NY 10104-0002	Jersey City, NJ 07310
877.461.1899 or 212.476.8800

Sub-Adviser (prior to January 1, 2016)	Plan Agent
Neuberger Berman Fixed Income LLC	Computershare, Inc.
200 South Wacker Drive	P.O. Box 30170
Suite 2100	College Station, TX 77842-3170
Chicago, IL 60601
Overnight correspondence should be sent to:
Custodian	Computershare, Inc.
State Street Bank and Trust Company	211 Quality Circle, Suite 210
One Lincoln Street	College Station, TX 77845
Boston, MA 02111
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	55

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	55

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	55	None.

Director who is an “Interested Persons”

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2006 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2008; formerly, Senior Vice President, Neuberger Berman LLC (“Neuberger Berman”), 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.	55	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

CLASS II

Independent Directors

Faith Colish (1935)	Director since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	55	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management and Deputy Treasurer, GE Company, 1988 to 1993.	55

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	55

Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; Director, National Executive Service Corps (not-for-profit), 2012 to 2013; Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	55

Director, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	55

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	55

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

Howard A. Mileaf (1937)	Director since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	55

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Candace L. Straight (1947)	Director since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	55

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

James G. Stavridis (1955)	Director since 2015	Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	55	Director, Utilidata Inc., since 2015; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

Director who is an “Interested Persons”

Joseph V. Amato* (1962)	Director since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA, since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

55

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.
(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2018, 2019 and 2017, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and	Position(s)	Principal Occupation(s)(3)
Address(1)	and Length of
Time Served(2)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Secretary, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016

General Counsel and Head of Compliance– Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2006

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and	Position(s)	Principal Occupation(s)(3)
Address(1)	and Length of
Time Served(2)

Kevin Lyons (1955)	Assistant Secretary since 2006

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Vice President, NBIA, since 2008; formerly, Employee, NBIA, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2006

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since 2006

Chief Compliance Officer–Mutual Funds and Senior Vice President, NBIA, since 2006; formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, fifteen registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Stockholders

For the fiscal year ended October 31, 2016, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, was $20,357,930.

Report of Votes of Stockholders

An annual meeting of stockholders was held on September 7, 2016. Stockholders voted to elect five Class II Directors (one of which to be elected only by holders of preferred stock) to serve until the annual meeting of stockholders in 2019, or until their successors are elected and qualified. Class I Directors (which include Marc Gary, Michael M. Knetter, Peter P. Trapp, and Robert Conti) and the Class III Directors (which include Martha C. Goss, Howard A. Mileaf, James G. Stavridis, Candace L. Straight, and Joseph V. Amato) continue to hold office until the annual meeting in 2018 and 2017, respectively.

To elect five Class II Directors (one of which to be elected only by holders of preferred stock) to serve until the annual meeting of stockholders in 2019 or until their successors are elected and qualified.

Shares of Common and Preferred Stock

		Votes		Broker
	Votes For	Withheld	Abstentions	Non-Votes
Faith Colish	15,819,555	683,053	—	—
Michael J. Cosgrove	15,867,934	634,674	—	—
Deborah C. McLean	15,822,556	680,052	—	—
Tom D. Seip	15,853,903	648,705	—	—

Shares of Preferred Stock

		Votes		Broker
	Votes For	Withheld	Abstentions	Non-Votes
George W. Morriss	1,400	—	—	—

Board Consideration of the Management Agreement

On an annual basis, the Board of Directors (the “Board”) of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates) or the Fund (“Independent Fund Directors”), considers whether to continue the Fund’s management agreement with Management (the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on October 18, 2016, the Board, including the Independent Fund Directors, approved the continuation of the Agreement.

In evaluating the Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality of portfolio trade execution; compliance and stockholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Directors, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit realized by Management and its affiliates from their relationship with the Fund; (4) whether and to what extent economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund’s stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreement to the Fund and, through the Fund, its stockholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, and the qualifications, experience, capabilities of, and resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management’s policies and practices regarding allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also considered that Management’s responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management’s processes for managing risk. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to the firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance on both a market return and net asset value basis relative to its benchmark and the average net asset value performance of a composite peer group (as constructed by an independent organization) of closed-end investment companies pursuing broadly similar strategies. Considering short-, intermediate- and long-term performance enables the Board to evaluate performance in a variety of market conditions. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Fund’s performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board also considered Management’s responsiveness with respect to the Fund’s lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund’s Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund’s underperformance. The Board met with the Portfolio Managers of the Fund during the period since the last contract renewal to discuss the Fund’s performance.

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to a peer group of comparable funds and any fall-out (i.e. indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management’s reported expense categories. The Board reviewed a comparison of the Fund’s management fee and total expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group.

With regard to the investment performance of the Fund and the costs of the services provided to the Fund, the Board considered the following information. The Board noted that, as compared to its peer group, the Fund’s contractual management fee and the actual management fee on managed assets (which include leverage proceeds) as a percentage of assets attributable to common stockholders were both lower than the respective medians. The Board considered that, as compared to its peer group, the Fund’s performance was lower than the median for the 1, 3 and 5-year periods, but higher than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund’s performance was lower for the 1, 3 and 5-year periods, but higher for the 10-year period.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board had before them the fees charged to the Fund and the fees charged to an advised fund and separate accounts managed in similar styles to the Fund. The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such comparable funds and/or separate accounts and determined that differences in fees and fee structures were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund’s assets.

The Board also considered that Management has provided, at no added cost to the Fund, certain additional services that were required by new regulations or regulatory interpretations, impelled by changes in the securities markets or the business landscape, and/or requested by the Board. In concluding that the benefits accruing to Management and affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s profit or loss on the Fund for a recent period. The Board also considered Management’s cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management’s reported level of profitability on the Fund was reasonable.

Conclusions

In approving the continuation of the Agreement, the Board concluded that the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its stockholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that, regarding the Fund’s underperformance, it retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104–0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer of shares of the Fund.

H0768 12/16

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Deborah C. McLean, and George W. Morriss. Mr. Cosgrove, Ms. McLean, and Mr. Morriss are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $52,950 and $54,270 for the fiscal years ended 2015 and 2016, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit

Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $11,200 and $10,200 for the fiscal years ended 2015 and 2016, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2015 and 2016, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $11,200 and $10,200 for the fiscal years ended 2015 and 2016, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2015 and 2016, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Michael J. Cosgrove (Vice Chair), Deborah C. McLean, Howard A. Mileaf, George W. Morriss (Chair), and Peter P. Trapp.

Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2016, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.
NBIA’s guidelines adopt the voting recommendations of Glass Lewis.  NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Thomas P. O’Reilly is a Managing Director of NBIA. He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for NBIA. He has managed money for the Firm since 1997.

William “Russ” Covode has served as a Portfolio Manager for the Registrant since 2012.  He is a Managing Director of NBIA. Mr. Covode also manages high yield and blended credit portfolios for NBIA. He joined the Firm in 2004.

Daniel Doyle, CFA, is a Managing Director of NBIA. He joined the Firm in 2012. Mr. Doyle is a Portfolio Manager and product specialist for non-investment grade portfolios and also serves on the Firm’s credit committee for high yield bonds and bank loans. He has co-managed the Registrant since 2014. Prior to joining the Firm, he served as a managing director at another firm specializing in high yield sales from 2010 to 2012 and served as a high yield portfolio manager at another firm from 2006 to 2010.
Patrick Flynn is a Managing Director of NBIA. He has co-managed the Fund since January 2016. Before being named a Portfolio Manager to the Registrant, Mr. Flynn was Co-Portfolio Manager on the Firm’s distressed debt portfolio management team. He joined the Firm in 2006.
On December 31, 2015, Ann Benjamin retired and ceased to be a Portfolio Manager for the Registrant.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2016.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Russ Covode
Registered Investment Companies*	6	5,096	—	—
Other Pooled Investment Vehicles**	19	14,673	4	974
Other Accounts***	36	7,118	—	—
Daniel Doyle
Registered Investment Companies*	7	5,398	—	—
Other Pooled Investment Vehicles**	24	17,752	4	974
Other Accounts***	34	6,952	—	—
Patrick Flynn
Registered Investment Companies*	6	5,096	—	—
Other Pooled Investment Vehicles**	21	14,794	4	974
Other Accounts***	34	6,952	—	—

Thomas P. O’Reilly
Registered Investment Companies*	7	5,398	—	—
Other Pooled Investment Vehicles**	26	17,874	4	974
Other Accounts***	36	7,118	—	—

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2016)
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of October 31, 2016)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects the pre-tax revenue of the team, individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. Certain Portfolio

Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2017 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue to align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.  In addition, certain CCP participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years.  Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.
 (a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2016.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Russ Covode	A
Daniel Doyle	A
Patrick Flynn	A
Thomas P. O’Reilly	E

A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000
 (b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 6, 2017

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 6, 2017